EXHIBIT 99.11         AMC DATA COMPARE

Data Compare - Redwood
Run Date - 2/5/2019 2:41:59 PM

AMC Loan ID	Customer Loan ID	Seller Loan ID	Field Label	Bid Tape Field Value	Field Value	Compare Status	Comment
[Redacted]	408022495	[Redacted]	Investor: Qualifying Total Debt Ratio	48.09	43.80654	Verified	Field value is lower.
[Redacted]	408022842	[Redacted]	Investor: Qualifying Total Debt Ratio	45.63	41.59833	Verified	Field Value is lower than tape value due to income on primary reducing expenses. Lender used as income.
[Redacted]	408023417	[Redacted]	Original CLTV	77.67	85.96	Verified	Tape Value does not reflect a concurrent or subordinated lien verified by audit
[Redacted]	408023463	[Redacted]	Investor: Qualifying Total Debt Ratio	45.44	38.25056	Verified	Field value is lower.
[Redacted]	408023616	[Redacted]	Investor: Qualifying Total Debt Ratio	41.04	38.17895	Verified	Field value is lower.
[Redacted]	408023619	[Redacted]	Investor: Qualifying Total Debt Ratio	41.62	38.08096	Verified	Field value is lower.
[Redacted]	408024148	[Redacted]	Investor: Qualifying Total Debt Ratio	29.86	32.08782	Verified	Field Value DTI is higher than Tape value but within 3% tolerance per FNMA guidelines and < 45% DTI
[Redacted]	408024285	[Redacted]	Original CLTV	70	89.88	Verified	Tape Value does not reflect a concurrent or subordinated lien verified by audit
[Redacted]	408024285	[Redacted]	Investor: Qualifying Total Debt Ratio	48.56	44.37958	Verified	DTI discrepancy due to DU reflects negative rental income of $1,750.06, calculated negative rental income is $875.03.